UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2011

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

District of Columbia	1-7102	52-0891669
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20701 Cooperative Way Dulles, VA		20166-6691
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 467-1800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Member Capital Securities

On November 17, 2011, National Rural Utilities Cooperative Finance Corporation (the “Company”) filed a prospectus supplement with the Securities and Exchange Commission (the “SEC”) in connection with the continuation of a program through which the Company may issue and sell, from time to time, an unlimited aggregate principal amount of its member capital securities (the “Member Capital Securities”) to its voting members.

The forms of fixed and floating rate certificates for the Member Capital Securities are filed as Exhibit 4.1 and 4.2, respectively, and are incorporated by reference herein.

Medium-Term Notes, Series C

On November 17, 2011, the Company entered into an agency agreement (the “MTN Agency Agreement”) with RBC Capital Markets, LLC, J.P. Morgan Securities, LLC, KeyBanc Capital Markets Inc., Mitsubishi UFJ Securities (USA), Inc., Mizuho Securities USA Inc., PNC Capital Markets, LLC, RBS Securities Inc., Scotia Capital (USA) Inc. and US Bancorp Investments, Inc. (the “MTN Agents”) relating to the continuation of a program through which the Company may offer and sell, from time to time, an unlimited aggregate principal amount of the Company’s Medium-Term Notes, Series C (the “MTNs”). The Company has filed a prospectus supplement dated November 17, 2011 with the SEC on November 17, 2011 related to the MTNs.

Copies of the MTN Agency Agreement and the forms of fixed and floating rate MTNs are filed as Exhibits 1.1, 4.3 and 4.4, respectively, and are incorporated by reference herein.

CFC InterNotes®

On November 17, 2011, the Company entered into an agency agreement (the “InterNotes® Agency Agreement”) with Incapital LLC, Citigroup Global Markets, Inc., J.J.B. Hilliard, W.L. Lyons, LLC, Morgan Stanley & Co., Comerica Securities, Inc., UBS Securities LLC and Wells Fargo Advisors, LLC (the “InterNotes® Agents”) relating to the continuation of a program through which the Company may offer and sell, from time to time, an unlimited aggregate principal amount of the Company’s InterNotes® (the “InterNotes®”). The Company has filed a prospectus supplement dated November 17, 2011 with the SEC on November 17, 2011 related to the InterNotes®.

Copies of the InterNotes® Agency Agreement and the forms of fixed and floating rate InterNotes® are filed as Exhibits 1.2, 4.5 and 4.6, respectively, and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

The exhibits to this Current Report on Form 8-K are listed on the exhibit index, which appears elsewhere herein and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

By:	/s/ Steven L. Lilly
	Name:	Steven L. Lilly
	Title:	Senior Vice President and Chief Financial Officer

Dated: November 17, 2011

EXHIBIT INDEX

Exhibit No.	Description

1.1	Agency Agreement, dated November 17, 2011, by and among the Company and the MTN Agents.

1.2	Agency Agreement, dated November 17, 2011, by and among the Company and the InterNotes® Agents.

4.1	Form of Certificate for the Fixed Rate Member Capital Security.

4.2	Form of Certificate for the Floating Rate Member Capital Security.

4.3	Form of Fixed Rate MTN.

4.4	Form of Floating Rate MTN.

4.5	Form of Fixed Rate InterNotes®.

4.6	Form of Floating Rate InterNotes®.

5.1	Opinion of Hogan Lovells US LLP regarding legality of the MTNs.

5.2	Opinion of Hogan Lovells US LLP regarding legality of InterNotes®.

5.3	Opinion of Hogan Lovells US LLP regarding the legality of Member Capital Securities.

8.1	Opinion of Hogan Lovells US LLP regarding certain tax matters in connection with the issuance and sale of the MTNs.

8.2	Opinion of Hogan Lovells US LLP regarding certain tax matters in connection with the issuance and sale of the InterNotes®.

8.3	Opinion of Hogan Lovells US LLP regarding certain tax matters in connection with the issuance and sale of Member Capital Securities.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1, 5.2, 5.3, 8.1, 8.2 and 8.3).